EXHIBIT 10.1
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            OB                                        BORROWER                                           COMMERCIAL
        OCEAN BANK                                                                                      AGRICULTURAL
   780 N.W. 42nd Avenue                    MOTOR CARS OF SOUTH FLORIDA, INC.                         REVOLVING OR DRAW
Miami, Florida 33126-5597                  2656 S. FEDERAL HWY                                       NOTE-VARIABLE RATE
      (305) 442-2660                       DELRAY BEACH, FL 33483-3245
         "LENDER"
                                           Telephone Number
                                           561-279-8700
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OFFICER INITIALS  INTEREST RATE  PRINCIPAL AMOUNT/CREDIT LIMIT   FUNDING DATE    MATURITY DATE   CUSTOMER NUMBER    LOAN NUMBER
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
       ET            VARIABLE            $2,000,000.00             12/09/01          DEMAND                        100831875-65
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                                 PROMISE TO PAY

For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of TWO MILLION AND NO/100 Dollars ($ 2,000,000.00) or, it less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus Interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late fees and expenses, then to accrued Interest, and then to principal.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days and the actual number of days per year. So long as there is no default under this Note, interest on this Note shall be calculated at the variable rate of TWO AND 50 /1OO percent (2.50 %) per annum over the Index Rate. The initial Index Rate is currently FIVE AND NO/100 percent (5.00%) per annum. Therefore, the initial Interest rate on this Note shall be SEVEN AND 50/100 percent (7.50%) per annum. Any change in the interest rate resulting from a change in the lndex Rate will be effective on: A DAILY BASIS *8.00% Floor rate

INDEX RATE:  The Index Rate for this Note shall be:   CITIBANK OF NEW YORK
PRIME RATE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a %) per annum. The maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/100 percent (18.00%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of a default under this Note, the Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest at the lesser of: 18.00 PERCENT RATE or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

         ON DEMAND. INTEREST PAYABLE MONTHLY; PRINCIPAL ON DEMAND.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:  If checked [X] this Note is a renewal of loan number  100831875-65

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are new or in the future in Lender's custody or control.
[X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.
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PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be:

[X] No minimum finance charge.
[ ] A minimum finance charge of $______________, as permitted by law.

LATE PAYMENT CHARGE:  If a payment is more than n/a days late, Borrower will be
charged a late payment charge of: [   ]________% of the unpaid late installment;
[   ] $________________ or __________________% of the unpaid late installment,
whichever is [   ] greater   [   ] less; to the extent permitted by law.


________________________________________________________________________________

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.


DATED: DECEMBER 9, 2001

BORROWER: MOTOR CARS OF SOUTH FLORIDA, INC.         BORROWER:

BY: /s/ Barry Tenzer                                BY:
    --------------------------                          ------------------------
        BARRY TENZER

TITLE:  PRESIDENT                                   TITLE:
      ------------------------                            ----------------------


BORROWER:                                           BORROWER:

BY:                                                 BY:
   ---------------------------                         -------------------------

TITLE:                                              TITLE:
      ------------------------                            ----------------------





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REVOLVING OR DRAW FEATURE:  This Note possesses a revolving or draw feature as indicated below.

[X] This Note possesses a revolving feature. Borrower shall be entitled to borrow up to the full principal amount of the Note from time to time during the term of this Note.")
[ ] This Note possesses a draw feature. Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a written ledger of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount shown on such ledger shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance on such ledger shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the ledger on a periodic basis, however, Borrower shall be entitled to inspect or obtain a copy of the ledger during Lender's business hours.

CONDITIONS FOR ADVANCES: Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:
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                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;
     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future, written agreement regarding this or any other indebtedness of Borrower to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;
     (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;
     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
     (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith, deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;
     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
     (c) to cease making additional advances under this Note or any other agreement between Borrower and Lender;
     (d) to take possession of any collateral in any manner permitted by law;
     (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
     (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the collateral is required by law, five (5) days notice shall constitute reasonable notification);
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     (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and
     (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of setoff.

3. DEMAND FEATURE: [X] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including but not limited to balance sheets and profit and loss statements, and other information upon request.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations or under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co- borrower, guarantor or collateral.

6. SEVERALITY: lf any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located In the state indicated in Lender's address in the event of any legal proceeding under this Note.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorneys' fees and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. Borrower hereby waives any right to trial by jury in any civil action arising out of, or based upon, this Note or the collateral securing this Note. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12.  ADDITIONAL TERMS:
     IF PAYMENT IS NOT RECEIVED BY THE BANK ON/OR BEFORE TEN (10) DAYS AFTER DUE DATE, THEREAFTER THE INTEREST RATE WILL AUTOMATICALLY INCREASE TO THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW AND WILL REMAIN AT THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW UNTIL THE ACCOUNT IS COMPLETELY BROUGHT UP TO DATE AND CURRENT.